                                  EXHIBIT 99.01

Advantis Network & System Sdn. Bhd. Audited Financial Statements for the Years Ended March 31, 1996 and 1997 (with unaudited information as of September 30, 1997 and for the six months ended September 30, 1996 and 1997)

                                                             Advantis Network &
                                                                 System Sdn Bhd




                                              Consolidated Financial Statements
                                            YEARS ENDED MARCH 31, 1996 AND 1997
                       (With Unaudited Information as of September 30, 1997 and
                          for the Six Months Ended September 30, 1996 and 1997)

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                                              TABLE OF CONTENTS




         INDEPENDENT AUDITORS' REPORT                                        10


         FINANCIAL STATEMENTS

                  Consolidated Balance Sheets                           11 - 12

                  Consolidated Statements of Operations                      13

                  Consolidated Statements of Shareholders' Equity            14

                  Consolidated Statements of Cash Flows                 15 - 16

                  Summary of Accounting Policies                        17 - 19

                  Notes to Financial Statements                         20 - 23

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
and the Shareholders of Advantis Network & System Sdn Bhd and
NHancement Technologies Inc.

We have audited the accompanying consolidated balance sheets of Advantis Network & System Sdn Bhd as of March 31, 1996 and 1997, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the two years in the period ended March 31, 1997. These consolidated financial statements are the responsibility of Advantis' management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States and Malaysia. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Advantis Network & System Sdn Bhd as of March 31, 1996 and 1997 and the results of its operations and its cash flows for each of the two years in the period ended March 31, 1997, in conformity with the accounting principles generally accepted in the United States.




                                          BDO Binder



Kuala Lumpur, Malaysia
October 29, 1997, except for
Note 9 which is as of December 15, 1997

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                                    CONSOLIDATED BALANCE SHEETS


--------------------------------------------------------------------------------------------------------------------

                                                                                                      September 30,
                                                                       MARCH 31,        MARCH 31,              1997
                                                                            1996             1997       (Unaudited)
--------------------------------------------------------------------------------------------------------------------
ASSETS (NOTE 9)
CURRENT
  Cash                                                        $            2,530    $         421     $          83
  Accounts receivable, less allowance for doubtful                       712,364        2,621,285         1,335,239
    accounts of Nil and $212,060 at March 31,1996
    and 1997 and $206,159 at September 30,1997
  Inventories
      Systems and system components                                      223,051          282,956           291,708
      Work in process                                                 -                 -                    35,380
--------------------------------------------------------------------------------------------------------------------
         Total inventories                                               223,051          282,956           327,088
--------------------------------------------------------------------------------------------------------------------

  Restricted cash (Note 2)                                            -                    40,225            31,104
  Prepaid expenses and other                                               9,443           18,596            12,803
  Current portion of amount due from shareholder (Notes 2 and
  6)                                                                  -                 -                    16,641
--------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                                                     947,388        2,963,483         1,722,958
--------------------------------------------------------------------------------------------------------------------

DUE FROM SHAREHOLDER, NET OF CURRENT PORTION (NOTES 2
AND 6)                                                                -                 -                   230,206

PROPERTY AND EQUIPMENT, NET (NOTE 1)                                      78,036          175,010           136,620
--------------------------------------------------------------------------------------------------------------------

                                                               $       1,025,424    $   3,138,493     $   2,089,784
====================================================================================================================

   See accompanying summary of accounting policies and notes to consolidated financial statements

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                                    CONSOLIDATED BALANCE SHEETS


--------------------------------------------------------------------------------------------------------------------

                                                                                                      September 30,
                                                                     MARCH 31,        MARCH 31,                1997
                                                                          1996             1997         (Unaudited)
--------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY

  Line of credit (Note 2 )                                    $         32,367    $      56,044     $       131,824
  Accounts payable                                                     364,644        1,933,877             714,053
  Accrued expenses                                                      47,916          248,972             182,788
  Payable to affiliates (Note 6)                                       241,453          801,187             502,823
  Payable to shareholders (Note 6)                                     103,100          102,494              60,636
  Income taxes payable                                                  42,531           39,829              32,316
  Current portion of term loan (Note 2)                              -                -                      16,641
--------------------------------------------------------------------------------------------------------------------

Total current liabilities                                              832,011        3,182,403           1,641,081
--------------------------------------------------------------------------------------------------------------------

  Due to NHancement Technologies Inc. (Note 9)                       -                -                     300,000
  Term loan, net of current portion (Note 2)                         -                -                     230,206
--------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                      832,011        3,182,403           2,171,287
--------------------------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                      11,380        -                 -
COMMITMENTS AND CONTINGENCY (NOTES 4, 5 AND 9)

--------------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (NOTE 9)
  Ordinary shares, at par                                               97,429           97,429              97,429
      500,000 shares authorized;
      250,000 shares issued and
      outstanding
  Retained earnings (accumulated deficit)                               85,382        (153,991)           (156,602)
  Cumulative translation adjustment                                      (778)           12,652            (22,330)
--------------------------------------------------------------------------------------------------------------------

TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                                   182,033         (43,910)            (81,503)
--------------------------------------------------------------------------------------------------------------------

                                                              $      1,025,424    $   3,138,493      $    2,089,784
====================================================================================================================

    See accompanying summary of accounting policies and notes to consolidated financial statements

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                          CONSOLIDATED STATEMENTS OF OPERATIONS


--------------------------------------------------------------------------------------------------------------------
                                                                                            Six Months
                                                                                        ended September 30,
                                                           YEARS ENDED MARCH 31,            1996               1997
                                                          1996              1997     (Unaudited)        (Unaudited)
--------------------------------------------------------------------------------------------------------------------
NET REVENUES                                $        1,670,868     $  3,851,412      $  696,683        $  1,151,334

Cost of revenues                                     1,325,206         3,454,711         660,658            932,996
--------------------------------------------------------------------------------------------------------------------

GROSS PROFIT                                           345,662           396,701          36,025            218,338
--------------------------------------------------------------------------------------------------------------------

Marketing and selling                                   88,714           142,502          53,466             79,680
General and administrative                             113,371           462,691          55,016             59,545
--------------------------------------------------------------------------------------------------------------------

TOTAL OPERATING EXPENSES                               202,085           605,193         108,482            139,225
--------------------------------------------------------------------------------------------------------------------

INCOME(LOSS) FROM OPERATIONS                           143,577         (208,492)        (72,457)             79,113

Other:
     Loss on disposal of a subsidiary               -                   (30,765)       -                 -
     company (Note 6)
     Unrealised foreign exchange loss               -                 -                -                   (80,339)
     Minority interest                                 (4,856)        -                  (7,987)         -
--------------------------------------------------------------------------------------------------------------------

INCOME(LOSS) BEFORE INCOME TAXES                       138,721         (239,257)        (80,444)            (1,226)

INCOME TAXES (NOTE 3)                                   41,431               116              36              1,385
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================
NET INCOME(LOSS)                            $           97,290     $   (239,373)     $  (80,480)       $    (2,611)
====================================================================================================================

    See accompanying summary of accounting policies and notes to consolidated financial statements

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY


------------------------------------------------------------------------------------------------------------------------
                                                                            Retained                       Total
                                                                            Earnings       Cumulative  Shareholders'
                                           Ordinary shares              (Accumulated      Translation      Equity
                                         Shares         Amount              Deficit)       Adjustment    (Deficit)
------------------------------------------------------------------------------------------------------------------------
BALANCE, March 31, 1995                100,000     $         37,091    $    (11,908)     $     1,842     $      27,025

Issuance of ordinary shares            150,000               60,338                                             60,338

Net income                                                                    97,290                            97,290

Translation adjustment                                                                        (2,620)          (2,620)
-----------------------------------------------------------------------------------------------------------------------

BALANCE, March 31, 1996                250,000               97,429           85,382            (778)          182,033

Net loss                                                                   (239,373)                         (239,373)

Translation adjustment                                                                         13,430           13,430
-----------------------------------------------------------------------------------------------------------------------

BALANCE, March 31, 1997                250,000               97,429        (153,991)           12,652         (43,910)

Net loss (unaudited)                                                         (2,611)                           (2,611)

Translation adjustment (unaudited)                                                           (34,982)         (34,982)
-----------------------------------------------------------------------------------------------------------------------

BALANCE, September 30, 1997
(unaudited)                            250,000     $         97,429    $ (156,602)       $   (22,330)    $    (81,503)
=======================================================================================================================

    See accompanying summary of accounting policies and notes to consolidated financial statements

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                          CONSOLIDATED STATEMENTS OF CASH FLOWS


-----------------------------------------------------------------------------------------------------------------------
                                                                                                Six Months
                                                                                           ended September 30,
                                                          YEARS ENDED MARCH 31,           1996             1997
                                                           1996           1997        (Unaudited)      (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income(loss)                                   $         97,290    $ (239,373)  $    (80,480)    $       (2,611)
  Adjustments to reconcile net income(loss)
    to net cash provided by (used in)
    operating activities:
      Provision for doubtful accounts                       -                212,361           2,167             6,159
      Loss on disposal of assets                                  459          2,593       -                -
      Depreciation                                             20,612         58,470          14,240            16,840
      Income taxes                                             42,531            525              70             1,518
      Translation exchange differences                        (2,641)         16,888           2,983          (16,170)
      Minority interest                                         3,256       -                  7,953        -
      Changes in assets and liabilities:
        Accounts receivable                                 (214,259)    (2,135,440)       (283,222)         1,279,887
        Inventories                                         (114,658)       (59,905)        (26,861)          (44,132)
        Prepaid expenses and other                            (5,869)       (25,517)         (3,202)             5,793
        Accounts payable and accrued
         expenses                                           (161,129)      1,757,656         380,383       (1,277,755)
        Payable to shareholders                                 7,656          4,901        (22,250)          (41,858)
        Payable to affiliates                                 241,453        561,103         (8,935)         (298,364)
-----------------------------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY (USED IN) OPERATIONS                    (85,299)        154,262        (17,154)         (370,693)
-----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

  Capital expenditures                                       (46,652)      (141,003)       -                  (18,133)
  Proceeds from sales of assets                                 9,466          1,987       -                -
  Restricted cash                                           -               (40,225)        (23,477)        -
  Due from shareholder                                      -               -              -                 (246,848)

-----------------------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                $       (37,186)    $ (179,241)  $     (23,477)   $     (264,981)
-----------------------------------------------------------------------------------------------------------------------

    See accompanying summary of accounting policies and notes to consolidated financial statements

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                          CONSOLIDATED STATEMENTS OF CASH FLOWS


---------------------------------------------------------------------------------------------------------------------
                                                                                              Six Months
                                                                                          ended September 30,
                                                         YEARS ENDED MARCH 31,           1996             1997
                                                           1996           1997        (Unaudited)     (Unaudited)
---------------------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
  Net borrowings under lines of credit               $         32,367  $     22,870  $        38,209  $       88,488
  Proceeds from issuance of ordinary shares                    60,338      -               -               -
  Proceeds from term loan                                   -              -               -                 248,834
  Payment of term loan                                      -              -               -                 (1,986)
  Borrowings from NHancement
Technologies Inc.                                           -              -               -                 300,000
---------------------------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                      92,705        22,870           38,209         635,336
=====================================================================================================================



NET DECREASE IN CASH                                          (29,780)       (2,109)          (2,422)          (338)

CASH, beginning of period                                      32,310         2,530            2,530             421
---------------------------------------------------------------------------------------------------------------------

CASH, end of period                                  $          2,530  $        421  $          108   $           83
=====================================================================================================================

    See accompanying summary of accounting policies and notes to consolidated financial statements

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                                 SUMMARY OF ACCOUNTING POLICIES



BUSINESS Advantis Network & System Sdn Bhd (the Company), is a data networking systems integrator located and incorporated in Kuala Lumpur, Malaysia. Operations of the Company commenced in 1994. Its revenues are derived principally from the sale of equipment to support local area and wide area networks. The Company also provides associated services related to system design, cable installation and project management. Substantially all customers are located in Malaysia.

PRINCIPLES OF                   The consolidated financial statements include
CONSOLIDATION                   the accounts of the Company, its 51% owned
                                subsidiary, Advantis Structures System Sdn
                                Bhd, and the accounts of Advantis Integration
                                Sdn Bhd, a 51% owned subsidiary, through the date of its sale, January 10, 1997. All significant inter company transactions and accounts are eliminated on consolidation.

INVENTORIES                     Inventories consist primarily of systems and
                                system components and are valued at the lower of cost (first-in, first-out method) or market.

PROPERTY,                       Property and equipment is stated at cost.
EQUIPMENT AND                   Depreciation is provided using the straight-line
DEPRECIATION                    method over the estimated  useful lives of the
                                respective assets, which range from three to five years. Maintenance and repairs are expensed as incurred and improvements are capitalized.

REVENUE RECOGNITION             The Company recognizes revenue under several
                                methods as dictated by the nature of the service or product provided and the terms of the sales agreement. Generally, equipment sales are recognized when all significant uncertainties about customer acceptance of the equipment have been resolved. Once equipment installation is complete, seller obligations, including estimated future technical support costs, are immaterial. The cost of these obligations, including estimated warranty costs, are provided as a charge in the period revenue is earned and the estimated future obligation is included in other accrued liabilities. Cabling services, design and project management revenues are recognized when the services are provided.

INCOME TAXES                    The Company uses the liability method of
                                accounting for income taxes in accordance with Statement of Financial Accounting Standards No.
                                109, "Accounting for Income Taxes." Deferred income tax assets and liabilities are recognized based on the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                                 SUMMARY OF ACCOUNTING POLICIES



NEW ACCOUNTING                  In June 1997, the Financial Accounting Standards
PRONOUNCEMENTS                  Board issued Statement of Financial Accounting
                                Standards No. 130, Reporting  Comprehensive
                                Income (SFAS 130), which establishes standards for reporting and display of comprehensive income, its components and accumulated balances.
                                Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements.

                                SFAS 130 is effective for financial statements for periods beginning after December 15, 1997 and requires comparative information for earlier years to be restated. Because of the recent issuance of this standard, management has been unable to fully evaluate the impact, if any, the standard may have on future financial statement disclosures. Results of operations and financial position, however, will be unaffected by implementation of this standard.

                                In June 1997, the Financial Accounting Standards Board issued SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, (SFAS 131) which supersedes SFAS No. 14, Financial reporting for Segments of a Business Enterprise. SFAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

                                SFAS 131 is effective for financial statements for period beginning after December 15, 1997 and requires comparative information for earlier years to be restated. Because of the recent issuance of this standard, management has been unable to fully evaluate the impact, if any, it may have on future financial statement disclosures. Results of operations and financial position, however, will be unaffected by implementation of this standard.

CURRENCY TRANSLATION            The Company's functional currency is the
                                Malaysian ringgit. Balance sheet accounts have been translated into United States dollars at the rate of exchange in effect at the balance sheet dates and revenue and expense accounts are translated using average rates during the periods. Translation adjustments are recorded as a separate component of shareholders' equity.

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                                 SUMMARY OF ACCOUNTING POLICIES



USE OF ESTIMATES                The preparation of financial statements in
                                conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

UNAUDITED INFORMATION           The accompanying consolidated balance sheet as
                                of September 30, 1997 and the consolidated statements of operations and cash flows for the six months ended September 30, 1996 and 1997 have not been audited. However, in the opinion of management, they include all adjustments necessary for a fair presentation of the financial position and the results of operations for the periods presented. The results of operations for the six months ended September 30, 1997 are not necessarily indicative of results to be expected for any future period.

FINANCIAL INSTRUMENTS           The Company's financial instruments consist of
                                cash, accounts receivable and debt. The carrying value of cash and accounts receivable approximate fair value based upon the liquidity and short-term nature of the assets. The carrying value of short-term and long-term debt approximates the fair value based upon short-term and long-term borrowings at market rate interest.

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                                  NOTES TO FINANCIAL STATEMENTS

                      (Information for September 30, 1996 and 1997 is Unaudited)


  1. PROPERTY AND EQUIPMENT     Property and equipment consist of the following:


                                                                                                           September 30,
                                                                MARCH 31,            MARCH 31,                      1997
                                                                     1996                 1997               (Unaudited)
                                ----------------------------------------------------------------------------------------
                                Automobiles                  $     45,300  $            62,362       $            48,221
                                Furniture, fixtures
                                and office equipment
                                                                   32,657              130,631                   104,712
                                Computers                          25,103               62,521                    62,777
                                                        -----------------------------------------------------------------
                                                                  103,060              255,514                   215,710

                                Accumulated
                                depreciation                     (25,024)             (80,504)                  (79,090)
                                -----------------------------------------------------------------------------------------

                                                             $     78,036  $           175,010        $          136,620
                                =========================================================================================

   2.   CREDIT AGREEMENTS       At March 31, 1997, the Company had the
        AND TERM LOAN           following types of credit and term loan
                                facilities:

                                o A $100,563 overdraft facility for working capital purposes from a financial institution. Interest rate is at 2.00% plus the base lending rate (BLR). The BLR at March 31, 1997 was 9.6%. Borrowings are payable upon demand. At March 31, 1997 the amount utilised under the facility was $56,044 and subject to an annual renewal on June 20, 1998. Certain cash deposits are pledged as collateral and restricted for the repayment of this overdraft facility.

                                o     A $603,379 facility collaterized by
                                      eligible accounts receivable, for document advances, letters of credit and trust receipts. Borrowings are short term, limited to 80% of accounts receivable and bear interest at 2.25% plus the BLR. No borrowings were outstanding at March 31, 1996 and 1997. The facility is subject to an annual renewal on February 28, 1998.

                                o     A $301,689 facility for overdraft,
                                      letters of credit and trust receipts, and $321,802 for a term loan from another financial institution. The term loan requires 180 monthly payments of $3,759 including interest, through April 2012. Borrowings under the term loan and the $301,689 short term facility bear interest at 2.25% plus BLR. No borrowings were outstanding at March 31, 1996 and 1997. This facility is subject to an annual renewal on February 28, 1998.

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                                  NOTES TO FINANCIAL STATEMENTS

                      (Information for September 30, 1996 and 1997 is Unaudited)


                                 Borrowings under these facilities are
                                 guaranteed by the shareholders, and a majority shareholder has pledged certain owned real property as collateral. In addition, a sinking fund amounting to 10% of the cash collections received must be established and reserved for loan repayments. In April 1997, all the proceeds from the term loan were advanced by the Company to the majority shareholder. The Company has recorded a receivable from the majority shareholder and a related loan payable under the credit facility. Under the terms of the shareholder loan agreement, repayments including interest, will match the Company's payments due under the term loan.

   3. INCOME TAXES               The provision for income tax consists of :

                                                                                                Six Months
                                                             YEARS ENDED                    ended September 30,
                                                              MARCH 31                   1996                1997
                                                         1996           1997          (Unaudited)         (Unaudited)
                                 ----------------------------------------------------------------------------------------
                                 Current               $ 41,431          116              36                25,487
                                 Deferred                  -              -                -               (24,102)

                                 ----------------------------------------------------------------------------------------

                                 Provision for
                                 income tax            $ 41,431          116              36                 1,385
                                 ========================================================================================

                                 The income taxes for March 31, 1997 and
                                 September 30, 1996 is in respect of taxes on the profit of a subsidiary. The effective tax rate is higher than the statutory tax rate for September 30, 1997 due to certain expenses which are not deductible for tax purposes.

   4. LEASE COMMITMENTS          The Company leases its corporate and sales
                                 office facilities and office equipment under operating leases that expire at various times in 1999 and 2000. The lease for the corporate office facility is with an entity that is partially owned by a minority shareholder of the Company (See Note 6). Certain facility leases require the Company to pay maintenance and utilities.

                                 The Company's future minimum lease commitments for operating leases are as follows:

                                Year ending March 31
                                ----------------------------------------------------------------------------------------
                                1998                                                                     $   55,350
                                ----------------------------------------------------------------------------------------
                                1999                                                                         52,132
                                ----------------------------------------------------------------------------------------
                                2000                                                                         24,779
                                                                                                         $  132,261
                                ========================================================================================

                                Rent expense under operating leases was $17,062 and $25,892 for the years ended March 31, 1996 and 1997 respectively.

                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                                  NOTES TO FINANCIAL STATEMENTS

                      (Information for September 30, 1996 and 1997 is Unaudited)


   5.    EMPLOYEES'             The Company as a Malaysian corporation, is
         RETIREMENT FUND        obligated to pay a minimum contribution
                                equivalent to 12% of employee salaries to a fund administered by the government.
                                Contributions in excess of 12% are
                                discretionary. Contribution expense for the years ended March 31, 1996 and 1997 totaled
                                $22,712 and $39,311.

   6.    RELATED PARTY          During the years ended March 31, 1996 and 1997,
         TRANSACTIONS           the Company has entered into various sales and
                                purchase transactions with certain companies whose directors and/or shareholders are also shareholders of the Company. During 1996 and 1997, sales to these companies were $134,541 and $219,832, respectively, and purchases from these companies were $144,740 and $609,311, respectively. At March 31, 1996 and 1997, the amount payable to these companies was $241,453 and $801,187, respectively.

                                During the year ended March 31, 1997, a
                                subsidiary of the Company was sold to the spouse of one of the Company's minority shareholders and a third party for $8,122 resulting in a $30,765 loss on disposal.

                                At March 31, 1996 and 1997, the Company owed certain shareholders of the Company $103,100 and $102,494 for expenses paid by these shareholders on behalf of the Company.

                                The Company leases its corporate facility from an entity partially owned by a minority shareholder. The lease commenced in November 1996, and its terms provide for annual payments of $42,480 through October 1999. Rents paid under this lease totaled $11,959 for 1997.

   7.    CONCENTRATION RISK     Trade accounts receivable are due primarily
                                from numerous customers located in various geographic regions throughout Malaysia. The
                                Company performs ongoing credit evaluations of its customers' financial conditions and establishes an allowance for doubtful accounts based upon the credit risk of specific customers historical trends and other information. The
                                Company does not require collateral from its customers.

                                Revenues from two customers accounted for approximately 59% and 12%, or 71% in the aggregate, of 1997 net revenues. Included in accounts receivable at March 31, 1997 is $664,769 and $171,347 due from these two customers. Revenue from four customers accounted for 26%, 17%, 17% and 15%, or 75% in the aggregate, of 1996 net revenues.


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



                                              ADVANTIS NETWORK & SYSTEM SDN BHD

                                                  NOTES TO FINANCIAL STATEMENTS

                      (Information for September 30, 1996 and 1997 is Unaudited)


  8.    STATEMENT OF             Supplemental disclosures of cash flow
        CASH FLOWS               information:- Cash paid for:

                                                                                                   Six Months
                                                                  YEARS ENDED           ended September 30,
                                                                    MARCH 31                 1996             1997
                                                              1996           1997         (Unaudited)      (Unaudited)
                                -----------------------------------------------------------------------------------------
                                 Interest                 $         3    $         29          -         $     4,103
                                =========================================================================================

                                There were no income taxes paid during any of the above periods.


  9.   STOCK SALE AGREEMENT     On December 15, 1997, the shareholders of the
       AND SUBSEQUENT EVENTS    Company consumated an Agreement for the sale of
                                the shares in the Company (the Sale Shares) with NHancement Technologies Inc.
                                (NHancement) whereby NHancement acquired the entire issued and fully paid up ordinary shares of the Company. The consideration for the Sale
                                Shares is a maximum of an aggregate of 530,000 fully paid and non-assessable shares of NHancement's common stock, of which 230,000 shares are being withheld subject to meeting profit targets over the next two fiscal years.
                                During the six months ended September 30, 1997, the Company borrowed $300,000 from NHancement for its operations subject to a promissory note and secured by the assets of the Company and certain personal guarantees.



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